UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

ExxonMobil Holdings Corporation
(Exact name of registrant as specified in its charter)

Texas	1-43384	41-4104094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 22777 Springwoods Village Parkway, Spring, Texas 77389-1425
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, par value $0.001 per share	XOM	New York Stock Exchange
0.524% Notes due 2028	XOM/28	New York Stock Exchange
0.835% Notes due 2032	XOM/32	New York Stock Exchange
1.408% Notes due 2039	XOM/39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of
this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
2

Item 2.02	Results of Operations and Financial Condition
Item 7.01	Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01.

The Registrant hereby furnishes the information set forth in its News Release, dated July 31,
2026, announcing second quarter 2026 results, a copy of which is included as Exhibit 99.1, and furnishes the information in the related 2Q26 Investor Relations Data Summary, a copy of which is included as Exhibit 99.2. Material available by hyperlink from the News Release is not deemed to be furnished herewith or included in this filing.

3
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	ExxonMobil Holdings Corporation News Release, dated July 31, 2026, announcing second quarter 2026 results.

99.2	2Q26 Investor Relations Data Summary.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

4
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXONMOBIL HOLDINGS CORPORATION

Date: July 31, 2026	By:	/s/ SUSAN E. BUCHANAN
Susan E. Buchanan
Vice President and Chief Accounting Officer (Principal Accounting Officer)